SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2003

CHITTENDEN CORPORATION

(Exact name of registrant as specified in charter)

Vermont	0-7974	03-0228404
(State or Other Jurisdiction of Incorporation)	(Commission File Number) 0-7974	(IRS Employer Identification No.)

Two Burlington Square, Burlington, Vermont 05401

(Address of Principal Executive Offices)                             (Zip Code)

(802) 660-1410

(Registrant’s telephone number, including area code)

Item 2.    Acquisition or Disposition of Assets.

On February 28, 2003, Chittenden Corporation (“Chittenden”) completed its acquisition of Granite State Bankshares, Inc. (“Granite”) pursuant to an Agreement and Plan of Merger, dated as of November 7, 2002, by and between Chittenden and Granite (the “Agreement”). The merger was completed through the merger of Granite with and into Chittenden with Chittenden being the surviving corporation in the merger. A press release announcing the completion of the merger was issued on February 28, 2003 and is incorporated herein by reference to Exhibit 99.1.

Upon consummation of the merger, each outstanding share of Granite common stock, par value $1.00 per share, other than treasury stock and any dissenting shares, was converted into the right to receive at the election of the holder thereof either: (i) $46.00 in cash; (ii) 1.64 shares of Chittenden common, par value $1.00 per share, plus cash in lieu of any fractional share; or (iii) cash for half of the shares of Granite common stock held and Chittenden common stock for the remainder of the shares of common stock held, subject to the allocation and proration procedures set forth in the Agreement which are intended to ensure that 50% of the outstanding shares of Granite common stock will be converted into the right to receive Chittenden common stock and 50% of the outstanding shares of Granite common stock will be converted into the right to receive cash. In connection with the merger, Chittenden will issue a total of approximately 4,384,687 shares of common stock and pay a total of approximately $122,985,094 to the former Granite shareholders.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The financial statements of Granite required to be filed as part of this report will be filed by Chittenden by amendment to this report as soon as practicable, but not later than May 15, 2003.

(b)	Pro Forma Financial Information.

The pro forma financial information required to be filed as part of this report will be filed by Chittenden by amendment to this report as soon as practicable, but not later than May 15, 2003.

(c)	Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of November 7, 2002, between Chittenden and Granite (incorporated by reference to the Current Report on Form 8-K, event date November 7, 2002, which was filed with the Securities and Exchange Commission on November 8, 2002)

10.1	Shareholders Agreement, dated as of November 7, 2002, between Chittenden and certain directors and officers of Granite (incorporated by reference to the Current Report on Form 8-K, event date November 7, 2002, which was filed with the Securities and Exchange Commission on November 8, 2002)

99.1

Press Release issued by Chittenden Corporation dated February 28, 2003 (incorporated by reference to the Current Report on Form 8-K, event date February 28, 2003 which was filed with the Securities and Exchange Commission on February 28, 2003)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION

Date: March 14, 2003	By:	/S/ F. SHELDON PRENTICE
F. Sheldon Prentice
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of November 7, 2002, between Chittenden and Granite (incorporated by reference to the Current Report on Form 8-K, event date November 7, 2002, which was filed with the Securities and Exchange Commission on November 8, 2002)

10.1

Shareholders Agreement, dated as of November 7, 2002, between Chittenden and certain directors and officers of Granite (incorporated by reference to the Current Report on Form 8-K, event date November 7, 2002, which was filed with the Securities and Exchange Commission on November 8, 2002)

99.1

Press Release issued by Chittenden Corporation dated February 28, 2003 (incorporated by reference to the Current Report on Form 8-K, event date February 28, 2003 which was filed with the Securities and Exchange Commission on February 28, 2003)